    As filed with the Securities and Exchange Commission on November 2, 2001

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of report (date of earliest event reported):
                                October 30, 2001
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


Commission File      Exact name of registrant as specified in its charter, state    I.R.S. Employer
Number               of incorporation, address of principal executive offices,      Identification Number
                     and telephone number

1-15929              Progress Energy, Inc.                                          56-2155481
                     410 S. Wilmington Street
                     Raleigh, North Carolina 27601-1748
                     Telephone:  (919) 546-6411
                     State of Incorporation: North Carolina

      The address of the registrant has not changed since the last report.
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

ITEM 5.  OTHER EVENTS

         (a) UNDERWRITING AGREEMENT. The Registrant has entered into an Underwriting Agreement, dated October 24, 2001, by and between the Registrant and J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as representative of the several underwriters, in connection with the offering of $800,000,000 aggregate principal amount of the Registrant's 5.85% Senior Notes due 2008 and 7.00% Senior Notes due 2031 (collectively, the "Notes"), registered with the Securities and Exchange Commission on Form S-3 (Registration Statement Nos. 333-49920 and 333-69738). A copy of the Underwriting Agreement is filed as
Exhibit 1 to this Form 8-K.

         (b) INDENTURE. The Registrant previously entered into an Indenture (For Debt Securities), dated February 15, 2001, between the Registrant and Bank One Trust Company, N.A., as Trustee and has entered into two Officer's Certificates (each relating to one of the two series of the Notes), each dated October 30, 2001, between the Registrant and the Trustee, in connection with the offering of the Notes. The Indenture (For Debt Securities) and the two Officer's Certificates are filed as Exhibits 4(a), 4(b), and 4(c), respectively, to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      EXHIBITS.
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


          1        Underwriting Agreement, dated October 24, 2001, by and between the Registrant and J.P. Morgan Securities
                   Inc. and Salomon Smith Barney Inc., as representative of the several underwriters.

          4(a)     Indenture (For Debt Securities), dated February 15, 2001, between the Registrant and Bank One Trust
                   Company, N.A., as Trustee is hereby incorporated by reference (filed as Exhibit 4(a), Form 8-K, filed
                   February 27, 2001, File No. 1-15929).

          4(b)     Officer's Certificate (relating to the 5.85% Senior Notes due 2008),  dated October 30, 2001, between the
                   Registrant and Bank One Trust Company, N.A., as Trustee.

          4(c)     Officer's Certificate (relating to the 7.00% Senior Notes due 2031),  dated October 30, 2001, between the
                   Registrant and Bank One Trust Company, N.A., as Trustee.

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                                       2

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PROGRESS ENERGY, INC.
                         Registrant

                          By: /s/ Peter M. Scott, III
                              ------------------------
                               Peter M. Scott III
                               Executive Vice President and
                               Chief Financial Officer

Date:  November 2, 2001

                                  EXHIBIT INDEX
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


1        Underwriting Agreement, dated October 24, 2001, by and between the Registrant and J.P. Morgan Securities Inc. and Salomon
         Smith Barney Inc., as representative of the several underwriters.

4(a)     Indenture (For Debt Securities), dated February 15, 2001, between the Registrant and Bank One Trust Company, N.A., as
         Trustee is hereby incorporated by reference (filed as Exhibit 4(a), Form 8-K, filed February 27, 2001, File No. 1-15929).

4(b)     Officer's Certificate (relating to the 5.85% Senior Notes due 2008),  dated October 30, 2001, between the Registrant and
         Bank One Trust Company, N.A., as Trustee.

4(c)     Officer's Certificate (relating to the 7.00% Senior Notes due 2031),  dated October 30, 2001, between the Registrant and
         Bank One Trust Company, N.A., as Trustee.

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                                       4